D2 Contingent liabilities	12 Months Ended
Dec. 31, 2024
Disclosure of contingent liabilities [abstract]
D2 Contingent liabilities

Contingent liabilities

	2024	2023
Contingent liabilities	3,559	3,037
Total	3,559	3,037
Contingent liabilities mainly relate to, in order of materiality, litigations and disputes including intellectual property matters, tax litigations in subsidiaries, pension guarantees and losses on customer contracts, which are assessed to be possible obligations for the Company. The Company actively manages its IPR portfolio and its need for third party licenses and is involved from time to time, in the ordinary course of business, in litigation related thereto, as plaintiff, defendant and other capacities. The Company also monitors the performance of obligations due to it by third party vendors and other suppliers and takes appropriate action where necessary to secure such performance. The single largest contingent liability relates to the pension commitments in Sweden of SEK 0.6 (0.6) billion. See note G1 “Post-employment benefits” for more information on the pension contingent liability in Sweden.
Outflows relating to litigation, both tax and legal, due to their nature are inherently uncertain regarding timing and amount. All ongoing litigations are, therefore, regularly evaluated, their potential economic outflows and probability estimated, and necessary provisions made, or contingent liabilities disclosed. In note A2 “Judgments and critical accounting estimates,” further disclosure is presented in relation to (i) key sources of estimation uncertainty and (ii) the decision made in relation to accounting policies applied.
As part of its defense to a now settled patent infringement lawsuit filed by Ericsson in 2013 in the Delhi High Court against Indian handset company Micromax, Micromax filed a complaint against Ericsson with the Competition Commission of India (CCI). The CCI decided to refer the case to the Director General’s Office for an in-depth investigation. The CCI opened similar investigations against Ericsson in January 2014 based on claims made by Intex Technologies (India) Limited and, in 2015, based on a now settled claim from iBall. Ericsson has challenged CCI’s jurisdiction in these cases before the Delhi High Court.
On July 13, 2023, the Division Bench of the Delhi High Court found that in this instance the CCI has no power to conduct the pending investigations against Ericsson. The CCI has appealed this order to the Supreme Court of India.
In April 2019, Ericsson was informed by China’s State Administration for Market Regulation (SAMR) Anti-monopoly bureau that SAMR has initiated an investigation into Ericsson’s patent licensing practices in China. Ericsson is cooperating with the investigation, which is still in a fact-finding phase. The next steps include continued fact finding and meetings with SAMR in order to facilitate the authority’s assessments and conclusions. In case of adverse findings, SAMR has the power to impose behavioral and financial remedies.
The above matters relating to Micromax and SAMR are possible obligations which cannot be quantified and are, therefore, not included in the contingent liability amount disclosed in the table.